EXHIBIT 99.1

SUN MICROSYSTEMS REPORTS PRELIMINARY RESULTS FOR

FISCAL YEAR 2005 AND FOURTH QUARTER

Achieves 16th Consecutive Year of Positive Cash Flow From Operations

Significantly Improves Operational Performance

SANTA CLARA, Calif. - July 26, 2005 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal fourth quarter, which ended June 30, 2005.

Revenues for the fourth quarter were $2.975 billion, a decrease of 4.3 percent as compared with $3.110 billion for the fourth quarter of fiscal 2004. Total gross margin as a percent of revenues was 41.4 percent, an increase of 2.0 percentage points as compared with the fourth quarter of fiscal 2004. Net income for the fourth quarter of fiscal 2005 on a GAAP basis was $121 million or a net income of $0.04 per share as compared with a net income of $783 million or a net income of $0.23 per share for the fourth quarter of fiscal 2004. The fiscal 2004 fourth quarter results included $1.6 billion of other income related to a legal settlement with Microsoft.

Fiscal 2005 Q4 net income included a net tax benefit of $190 million. Included in this amount was a tax expense of $82 million on income generated in certain foreign jurisdictions and adjustments for the difference between estimated amounts recorded and actual liabilities resulting from the filing of prior periods’ tax returns. This expense was more than offset by a $249 million tax benefit arising from adjustments to our income tax reserves resulting from the June 2005 conclusion of both a previously disclosed U.S. income tax audit and a foreign income tax audit, and a $23 million net beneficial correction to the valuation allowance on deferred tax assets and prior years’ state and foreign tax provisions.

For the full 2005 fiscal year, Sun reported revenues of $11.071 billion, a decline of 1.0 percent as compared with $11.185 billion for the full 2004 fiscal year. Total gross margin as a percent of revenues was 41.5 percent, an increase of 1.1 percentage points as compared with the 2004 fiscal year. The net loss for fiscal year 2005 was $11 million or a net loss of $0.00 per share as compared with a net loss of $388 million or a net loss of $0.12 per share for the 2004 fiscal year.

Net income for Q4 fiscal year 2005 on a non-GAAP basis was $200 million or a net income of $0.06 per share, excluding a charge of $84 million for workforce and real estate restructuring and the related tax benefit of $6 million, and a $1 million loss on equity investments. This compared with a net loss, on a non-GAAP basis, in Q4 fiscal 2004 of $173 million or a net loss of $0.05 per share.

Net income for fiscal 2005 on a non-GAAP basis was $184 million or a net income of $0.05 per share, excluding $260 million for workforce and real estate restructuring, a $6 million gain on equity investments, $54 million in additional settlement income from Microsoft, a charge of $55 million related to a litigation settlement with Kodak, a $34 million beneficial correcting adjustment to the valuation allowance on deferred tax assets, and $26 million for related tax effects. This compared with a net loss, on a non-GAAP basis, in fiscal 2004 of $791 million or a net loss of $0.24 per share.

Cash flow from operations for the fourth quarter was $195 million and $369 million for the full fiscal year, Sun’s 16th consecutive year of generating positive cash flow from operations. The cash and marketable debt securities balance at the end of the quarter was $7.524 billion.

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, commented, “We achieved impressive operational improvements in fiscal 2005 in the areas of gross margin dollars and percent, R&D and SG&A spend reductions, a $975 million non-GAAP net income improvement, and generation of $369 million positive cash flow from operations, our 16th consecutive year of generating positive cash flow from operations.”

“Putting our cash to work, we’ve expanded our product portfolio and announced plans to acquire companies that deepen and broaden our systems strategy. We’ve materially grown our key communities including the JavaTM, SolarisTM and SPARC® efforts. We’ve maintained our R&D commitment and delivered crown jewels like Solaris 10 to the market,” said Scott McNealy, chairman and chief executive officer, Sun Microsystems. “Big-time progress in FY05. The company is now in a position to take advantage of the investments we have made over the past few years and we believe there is more to come in FY06.”

McNealy continued, “Our demand indicators for Q4 were positive. We have great partners, lots of cash, and a strong team across the board. FY05 was a year of stabilized revenue and earnings. Our opportunity for FY06 is sustained growth and profitability.”

Please note that these results are preliminary and include a total of approximately $45 million in cumulative accounting adjustments. These reflect a variety of items detected during the Company’s routine quarterly accounting review process. The two principal items are an increase in both revenue reserves and cost of goods sold. The company has reflected these items in the fourth quarter financial results and does not believe that they are material to any prior periods. Nevertheless, the company has not completed its review of this matter. Depending upon the outcome of that review, the company may conclude that these adjustments could result in restatements of prior period financial statements. Should the company reach that conclusion, the impact would be to improve the fourth quarter results reported today. The company expects to complete this process prior to filing its Form 10-K.

Sun has scheduled a conference call today to discuss its earnings for the fiscal year 2005 and fourth quarter at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Jeff Boldt (650) 786-0333

jeff.boldt@sun.com

MEDIA CONTACT:

Stephanie Vonallmen (650) 786-8589

stephanie.vonallmen@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of Sun Microsystems, Inc., including statements that the company is now in a position to take advantage of the investments we have made over the past few years; that we believe there is more to come in FY06; that our opportunity for FY06 is sustained growth and profitability; that results are preliminary; that the company does not believe that these items are material to any prior period; that the company has not completed its review of the matter; that the company may conclude that these adjustments should result in restatements; that the impact would be to improve the fourth quarter results reported today; and that the company expects to complete this process prior to filing its Form 10K. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors which could cause actual results to differ materially from those contained in our projections and forward-looking statements include: increased competition; adverse changes in market conditions both in the US and internationally; failure to timely develop, introduce and deliver new products and services; delays in product development or customer acceptance and implementation of new products and technologies; pricing pressures; failure to successfully integrate acquisition candidates; and failure to resolve the accounting for items identified and taken in the fourth quarter. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended June 30, 2004 and our quarterly reports on Form 10-Q for the fiscal quarters ended September 26, 2004, December 26, 2004 and March 27, 2005.

The company believes that presentation of results including items such as net income (loss) on a non-GAAP basis provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. Non-GAAP numbers in this press release are reconciled to comparable GAAP in the numerical attachment following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Java, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004*
Net revenues:
Products	$1,928	$2,066	$7,127	$7,355
Services	1,047	1,044	3,944	3,830

Total net revenues	2,975	3,110	11,071	11,185
Cost of sales:
Cost of sales-products	1,130	1,238	4,174	4,290
Cost of sales-services	613	648	2,307	2,379

Total cost of sales	1,743	1,886	6,481	6,669

Gross margin	1,232	1,224	4,590	4,516

Operating expenses:
Research and development	472	518	1,785	1,926
Selling, general and administrative	776	849	2,904	3,317
Restructuring charges	84	150	260	344
Impairment of goodwill and other intangible assets	—	49	—	49
Purchased in-process research and development	—	69	—	70

Total operating expenses	1,332	1,635	4,949	5,706

Operating loss	(100)	(411)	(359)	(1,190)
Gain (loss) on equity investments, net	(1)	(6)	6	(64)
Interest and other income, net	32	30	133	94
Settlement income	—	1,597	54	1,597

Income (loss) before income taxes	(69)	1,210	(166)	437
Provision for (benefit from) income taxes	(190)	427	(155)	825

Net income (loss)	$121	$783	$(11)	$(388)

Net income (loss) per common share-basic	$0.04	$0.24	$(0.00)	$(0.12)

Net income (loss) per common share-diluted	$0.04	$0.23	$(0.00)	$(0.12)

Shares used in the calculation of net income (loss) per common share – basic	3,399	3,327	3,368	3,277

Shares used in the calculation of net income (loss) per common share – diluted	3,410	3,348	3,368	3,277

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	June 30, 2005	June 30, 2004*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,051	$2,141
Short-term marketable debt securities	1,345	1,460
Accounts receivable, net	2,231	2,339
Inventories	430	464
Deferred and prepaid tax assets	255	62
Prepaid expenses and other current assets	878	837

Total current assets	7,190	7,303

Property, plant and equipment, net	1,769	1,996
Long-term marketable debt securities	4,128	4,007
Goodwill	441	406
Other acquisition-related intangible assets, net	113	127
Other non-current assets, net	548	664

	$14,189	$14,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$—	$257
Accounts payable	1,167	1,057
Accrued payroll-related liabilities	698	622
Accrued liabilities and other	1,014	1,308
Deferred revenues	1,647	1,617
Warranty reserve	224	252

Total current liabilities	4,750	5,113

Long-term debt	1,123	1,175
Long-term deferred revenues	544	557
Other non-current obligations	1,047	1,220
Total stockholders’ equity	6,725	6,438

	$14,189	$14,503

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Fiscal Years Ended
	June 30, 2005	June 30, 2004*
Cash flows from operating activities:
Net loss	$(11)	$(388)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	671	730
Amortization of other intangible assets and unearned equity compensation	96	83
Impairment of goodwill and other intangible assets	—	49
Tax benefits from employee stock plans	25	4
Deferred taxes	(403)	620
Loss on investments, net	9	64
Purchased in-process research and development	—	70
Changes in operating assets and liabilities:
Accounts receivable, net	112	61
Inventories	34	(44)
Prepaid and other assets	(29)	(34)
Accounts payable	105	158
Other liabilities	(240)	853

Net cash provided by operating activities	369	2,226

Cash flows from investing activities:
Purchases of marketable debt securities	(7,154)	(8,469)
Proceeds from sales of marketable debt securities	6,181	5,795
Proceeds from maturities of marketable debt securities	941	854
Proceeds from sales of equity investments, net	49	30
Acquisition of property, plant and equipment, net	(257)	(249)
Acquisition of spare parts and other assets	(90)	(71)
Payments for acquisitions, net of cash acquired	(95)	(201)

Net cash used in investing activities	(425)	(2,311)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	218	239
Principal payments on borrowings and other obligations	(252)	(28)

Net cash provided by (used in) financing activities	(34)	211

Net increase (decrease) in cash and cash equivalents	(90)	126
Cash and cash equivalents, beginning of period	2,141	2,015

Cash and cash equivalents, end of period	$2,051	$2,141

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2005***	June 30, 2004	June 30, 2005*	June 30, 2004
Calculation of net income (loss) excluding special items:
Net income (loss)	$121	$783	$(11)	$(388)
Restructuring charges	84	150	260	344
Purchased in-process research and development	—	69	—	70
Loss (gain) on equity investments, net	1	6	(6)	64
Settlement income	—	(1,597)	(54)	(1,597)
Settlement of litigation**	—	—	55	—
Impairment of goodwill and other intangible assets	—	49	—	49
Valuation allowance on deferred tax assets	—	—	(34)	300
Related tax effects	(6)	367	(26)	367

Net income (loss) excluding special items	$200	$(173)	$184	$(791)

Net income (loss) excluding special items per common share - basic	$0.06	$(0.05)	$0.05	$(0.24)

Net income (loss) excluding special items per common share - diluted	$0.06	$(0.05)	$0.05	$(0.24)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,399	3,327	3,368	3,277

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,410	3,327	3,392	3,277

*	The non-GAAP calculation of Net income excluding special items for the fiscal year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $249 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales-products.
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $249 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2005					FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04	Q4	FY03
NET REVENUES
Products	1,676	1,840	1,683	1,928	7,127	1,634	1,944	1,711	2,066	7,355	2,003	7,793
Services	952	1,001	944	1,047	3,944	902	944	940	1,044	3,830	979	3,641
TOTAL	2,628	2,841	2,627	2,975	11,071	2,536	2,888	2,651	3,110	11,185	2,982	11,434
Growth vs. prior year (%)	3.6%	-1.6%	-0.9%	-4.3%	-1.0%	-7.7%	-0.9%	-5.0%	4.3%	-2.2%	-12.8%	-8.5%
Growth vs. prior quarter (%)	-15.5%	8.1%	-7.5%	13.2%		-15.0%	13.9%	-8.2%	17.3%		6.9%

COST OF SALES
Products	949	1,065	975	1,130	4,119	965	1,107	980	1,238	4,290	1,110	4,342
Cost of settlement	55	0	0	0	55	0	0	0	0	0	0	0

Total	1,004	1,065	975	1,130	4,174	965	1,107	980	1,238	4,290	1,110	4,342
Services	551	578	565	613	2,307	555	573	603	648	2,379	568	2,150
TOTAL	1,555	1,643	1,540	1,743	6,481	1,520	1,680	1,583	1,886	6,669	1,678	6,492
% of revenue	59.2%	57.8%	58.6%	58.6%	58.5%	59.9%	58.2%	59.7%	60.6%	59.6%	56.3%	56.8%

PRODUCTS GROSS MARGIN
Products	727	775	708	798	3,008	669	837	731	828	3,065	893	3,451
% of product revenue	43.4%	42.1%	42.1%	41.4%	42.2%	40.9%	43.1%	42.7%	40.1%	41.7%	44.6%	44.3%
Cost of settlement	(55)	0	0	0	(55)	0	0	0	0	0	0	0
% of product revenue	-3.3%	0.0%	0.0%	0.0%	-0.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total product margin	672	775	708	798	2,953	669	837	731	828	3,065	893	3,451
% of product revenue	40.1%	42.1%	42.1%	41.4%	41.4%	40.9%	43.1%	42.7%	40.1%	41.7%	44.6%	44.3%

Services gross margin	401	423	379	434	1,637	347	371	337	396	1,451	411	1,491
% of service revenue	42.1%	42.3%	40.1%	41.5%	41.5%	38.5%	39.3%	35.9%	37.9%	37.9%	42.0%	41.0%

Total excluding settlement	1,128	1,198	1,087	1,232	4,645	1,016	1,208	1,068	1,224	4,516	1,304	4,942
% of revenue	42.9%	42.2%	41.4%	41.4%	42.0%	40.1%	41.8%	40.3%	39.4%	40.4%	43.7%	43.2%
Cost of settlement	(55)	0	0	0	(55)	0	0	0	0	0	0	0
% of revenue	-2.1%	0.0%	0.0%	0.0%	-0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,073	1,198	1,087	1,232	4,590	1,016	1,208	1,068	1,224	4,516	1,304	4,942
% of revenue	40.8%	42.2%	41.4%	41.4%	41.5%	40.1%	41.8%	40.3%	39.4%	40.4%	43.7%	43.2%

R&D	416	447	450	472	1,785	467	471	470	518	1,926	482	1,837
% of revenue	15.8%	15.7%	17.1%	15.9%	16.1%	18.4%	16.3%	17.7%	16.7%	17.2%	16.2%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	0	0	1	0	0	69	70	0	4
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%	0.0%	0.0%
SG&A	684	712	732	776	2,904	798	828	842	849	3,317	826	3,329
% of revenue	26.0%	25.1%	27.9%	26.1%	26.2%	31.5%	28.7%	31.8%	27.3%	29.7%	27.7%	29.1%
RESTRUCTURING CHARGES	108	24	44	84	260	1	(10)	203	150	344	(6)	371
% of revenue	4.1%	0.8%	1.7%	2.8%	2.3%	0.0%	-0.3%	7.7%	4.8%	3.1%	-0.2%	3.2%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	49	49	0	2,125
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%	0.0%	18.6%

TOTAL OPERATING EXPENSES	1,208	1,183	1,226	1,332	4,949	1,267	1,289	1,515	1,635	5,706	1,302	7,666
% of revenue	46.0%	41.6%	46.7%	44.8%	44.7%	50.0%	44.6%	57.1%	52.6%	51.0%	43.7%	67.0%

OPERATING INCOME (LOSS)	(135)	15	(139)	(100)	(359)	(251)	(81)	(447)	(411)	(1,190)	2	(2,724)
Operating margin	-5.1%	0.5%	-5.3%	-3.4%	-3.2%	-9.9%	-2.8%	-16.9%	-13.2%	-10.6%	0.1%	-23.8%

Interest and other income, net	31	33	37	32	133	21	20	23	30	94	45	155
Gain (loss) on equity investments, net	(4)	9	2	(1)	6	(25)	(36)	3	(6)	(64)	(26)	(84)
Settlement income	0	0	54	0	54	0	0	0	1,597	1,597	0	0
PRETAX INCOME (LOSS)	(108)	57	(46)	(69)	(166)	(255)	(97)	(421)	1,210	437	21	(2,653)
Pretax income (loss) margin	-4.1%	2.0%	-1.8%	-2.3%	-1.5%	-10.1%	-3.4%	-15.9%	38.9%	3.9%	0.7%	-23.2%

INCOME TAX PROVISION (BENEFIT)	39	39	(43)	(190)	(155)	31	28	339	427	825	1,060	776
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)	(147)	18	(3)	121	(11)	(286)	(125)	(760)	783	(388)	(1,039)	(3,429)
Growth vs. prior year (%)	48.6%	114.4%	99.6%	84.5%	97.2%	-157.7%	94.5%	-19100.0%	175.4%	88.7%	-1803.3%	-484.2%
Growth vs. prior quarter (%)	-118.8%	112.2%	-116.7%	4,133.3%		72.5%	56.3%	-508.0%	203.0%		-26075.0%
Net income (loss) margin	-5.6%	0.6%	-0.1%	4.1%	-0.1%	-11.3%	-4.3%	-28.7%	25.2%	-3.5%	-34.8%	-30.0%

EPS (Diluted) (Reported)	(0.04)	0.01	0.00	0.04	0.00	(0.09)	(0.04)	(0.23)	0.23	(0.12)	(0.32)	(1.07)
Growth vs. prior year (%)	55.6%	125.0%	100.0%	-82.6%	100.0%	-125.0%	94.4%	N/A	171.9%	-88.8%	-1700.0%	-494.4%
Growth vs. prior quarter (%)	-117.4%	125.0%	-100.0%	100.0%		71.9%	55.6%	-475.0%	200.0%		N/A

SHARES (CSE)(Diluted)	3,343	3,400	3,376	3,410	3,368	3,235	3,262	3,286	3,348	3,277	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,383	3,410	3,410	3,240	3,280	3,293	3,336	3,336	3,236	3,236

	FY 2005					FY 2004					FY 2003
(in millions)	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04	Q4	FY03
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,105	1,130	981	1,177	4,393	1,162	1,214	1,037	1,356	4,769	1,327	5,048
Growth vs. prior year (%)	-4.9%	-6.9%	-5.3%	-13.2%	-7.9%	-6.4%	-4.2%	-14.4%	2.2%	-5.5%	-22.6%	-14.9%
Growth vs. prior quarter (%)	-18.5%	2.3%	-13.1%	20.0%		-12.4%	4.5%	-14.6%	30.8%		9.5%
EUROPE ($M)	918	975	938	1,064	3,895	780	966	941	1,026	3,713	954	3,578
Growth vs. prior year (%)	17.7%	0.9%	-0.3%	3.7%	4.9%	-3.2%	3.6%	6.2%	7.5%	3.8%	-2.0%	-0.8%
Growth vs. prior quarter (%)	-10.5%	6.2%	-3.8%	13.4%		-18.2%	23.8%	-2.6%	9.0%		7.7%
JAPAN ($M)	183	190	199	158	730	185	192	207	178	762	200	936
Growth vs. prior year (%)	-1.1%	-1.0%	-3.9%	-11.2%	-4.2%	-26.0%	-21.0%	-14.8%	-11.0%	-18.6%	-1.5%	-11.7%
Growth vs. prior quarter (%)	2.8%	3.8%	4.7%	-20.6%		-7.5%	3.8%	7.8%	-14.0%		-17.7%
REST OF WORLD ($M)	422	546	509	576	2,053	409	516	466	550	1,941	501	1,872
Growth vs. prior year (%)	3.2%	5.8%	9.0%	4.7%	5.8%	-8.9%	9.1%	3.8%	9.8%	3.7%	-5.5%	-1.2%
Growth vs. prior quarter (%)	-23.3%	29.4%	-7.0%	13.2%		-18.4%	26.2%	-9.7%	18.0%		11.6%
% of Total Revenue
UNITED STATES (%)	42.0%	39.8%	37.4%	39.5%	39.7%	45.8%	42.1%	39.1%	43.6%	42.6%	44.5%	44.1%
EUROPE (%)	34.9%	34.3%	35.7%	35.8%	35.2%	30.8%	33.4%	35.5%	33.0%	33.2%	32.0%	31.3%
JAPAN (%)	7.0%	6.7%	7.6%	5.3%	6.6%	7.3%	6.6%	7.8%	5.7%	6.8%	6.7%	8.2%
REST OF WORLD (%)	16.1%	19.2%	19.3%	19.4%	18.5%	16.1%	17.9%	17.6%	17.7%	17.4%	16.8%	16.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,354	1,505	1,391	1,577	5,827	1,282	1,568	1,365	1,639	5,854	1,580	6,243
Growth vs. prior year (%)	5.6%	-4.0%	1.9%	-3.8%	-0.5%	-15.2%	-3.3%	-10.8%	3.7%	-6.2%	-21.1%	-15.6%
Growth vs. prior quarter (%)	-17.4%	11.2%	-7.6%	13.4%		-18.9%	22.3%	-12.9%	20.1%		3.3%
NETWORK STORAGE PRODUCTS ($M)	322	335	292	351	1,300	352	376	346	427	1,501	423	1,550
Growth vs. prior year (%)	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%	-4.3%	-4.1%	-5.7%	0.9%	-3.2%	-16.2%	-8.7%
Growth vs. prior quarter (%)	-24.6%	4.0%	-12.8%	20.2%		-16.8%	6.8%	-8.0%	23.4%		15.3%
SUPPORT SERVICES ($M)	745	774	734	778	3,031	731	745	731	792	2,999	755	2,844
Growth vs. prior year (%)	1.9%	3.9%	0.4%	-1.8%	1.1%	7.0%	6.1%	3.8%	4.9%	5.5%	9.1%	12.1%
Growth vs. prior quarter (%)	-5.9%	3.9%	-5.2%	6.0%		-3.2%	1.9%	-1.9%	8.3%		7.2%
CLIENT SOLUTIONS & KNOWLEDGE SERVICES ($M)	207	227	210	269	913	171	199	209	252	831	224	797
Growth vs. prior year (%)	21.1%	14.1%	0.5%	6.7%	9.9%	-7.1%	-0.5%	10.6%	12.5%	4.3%	1.4%	-7.9%
Growth vs. prior quarter (%)	-17.9%	9.7%	-7.5%	28.1%		-23.7%	16.4%	5.0%	20.6%		18.5%

NET BOOKINGS ($M)	2,453	2,976	2,536	3,079	11,044	2,538	2,980	2,617	3,179	11,314	3,020	11,298
Growth vs. prior year (%)	-3.3%	-0.1%	-3.1%	-3.1%	-2.4%	-2.4%	-0.3%	-2.6%	5.3%	0.1%	-13.4%	-9.5%
Growth vs. prior quarter (%)	-22.8%	21.3%	-14.8%	21.4%		-16.0%	17.4%	-12.2%	21.5%		12.4%
BACKLOG ($M)	659	792	701	805		707	799	765	834		705

BALANCE SHEETS	FY 2005					FY 2004					FY 2003
(in millions)	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4		Q4
CASH & ST INVESTMENTS	3,520	3,639	3,135	3,396		2,520	2,160	2,372	3,601		3,062
ACCOUNTS RECEIVABLE, NET	1,730	1,840	2,020	2,231		1,905	2,214	2,201	2,339		2,381
RAW MATERIALS	71	64	75	48		107	98	144	82		98
WORK IN PROCESS	158	157	121	121		141	164	123	134		138
FINISHED GOODS	187	208	192	261		178	218	230	248		180

TOTAL INVENTORIES	416	429	388	430		426	480	497	464		416
OTHER CURRENT ASSETS	842	960	1,175	1,133		890	966	1,246	899		920

TOTAL CURRENT ASSETS	6,508	6,868	6,718	7,190		5,741	5,820	6,316	7,303		6,779
PP&E, NET	1,918	1,903	1,851	1,769		2,152	2,115	2,075	1,996		2,267
GOODWILL	406	406	441	441		389	466	470	406		326
LT MARKETABLE DEBT SECURITIES	3,913	3,825	4,222	4,128		3,006	3,001	3,111	4,007		2,679
OTHER NON-CURRENT ASSETS, NET	762	732	685	661		825	822	811	791		934

TOTAL ASSETS	13,507	13,734	13,917	14,189		12,113	12,224	12,783	14,503		12,985

SHORT TERM BORROWINGS	0	0	0	0		263	263	257	257		0
ACCOUNTS PAYABLE	807	963	1,071	1,167		780	906	1,011	1,057		903
ACCRUED LIABILITIES & OTHER	2,105	2,032	2,087	1,936		1,652	1,583	1,884	2,182		1,773
DEFERRED REVENUES	1,346	1,313	1,399	1,647		1,214	1,213	1,342	1,617		1,453

TOTAL CURRENT LIABILITIES	4,258	4,308	4,557	4,750		3,909	3,965	4,494	5,113		4,129
LT DEBT	1,163	1,145	1,116	1,123		1,215	1,214	1,209	1,175		1,531
LT DEFERRED REVENUES	524	519	519	544		462	463	537	557		450
OTHER NON-CURRENT OBLIGATIONS	1,264	1,242	1,189	1,047		364	343	990	1,220		384
STOCKHOLDERS’ EQUITY	6,298	6,520	6,536	6,725		6,163	6,239	5,553	6,438		6,491

TOTAL LIABILITIES & SE	13,507	13,734	13,917	14,189		12,113	12,224	12,783	14,503		12,985

CASH FLOW	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04	Q4	FY03
OPERATING ACTIVITIES	124	52	(2)	195	369	(49)	(282)	385	2,172	2,226	335	1,037
INVESTING ACTIVITIES	157	(475)	(345)	238	(425)	(492)	123	(338)	(1,604)	(2,311)	(253)	(528)
FINANCING ACTIVITIES	(235)	99	18	84	(34)	7	106	31	67	211	95	(518)

KEY METRICS	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4		Q4
INVENTORY TURNS (hist.)	15.9	14.7	15.0	14.5		13.7	13.3	14.5	15.2		12.9
INVENTORY TURNS-PRODUCT ONLY (hist.)	10.3	9.4	9.7	9.3		9.0	8.7	9.3	9.8		8.6
DAYS SALES OUTSTANDING	59	58	69	67		68	69	75	68		72
DAYS PAYABLES OUTSTANDING	(46)	(53)	(63)	(60)		(46)	(49)	(57)	(50)		(48)
DAYS OF SUPPLY ON HAND	24	23	23	22		25	26	28	22		22
L-T DEBT/EQUITY (%)	18.5%	17.6%	17.1%	16.7%		19.7%	19.5%	21.8%	18.3%		23.6%
ROE (12 mo. avg.)(%)	-4.1%	-1.7%	10.1%	-0.2%		-52.8%	-22.0%	-36.2%	-6.4%		-45.1%
BOOK VALUE PER SHARE ($)	1.88	1.93	1.93	1.97		1.90	1.90	1.69	1.93		2.01
PRICE PER SHARE @ CLOSE	4.13	5.44	4.03	3.73		3.84	4.38	4.11	4.33		4.65
ROA (12 mo. avg.)(%)	-1.9%	-0.8%	4.7%	-0.1%		-27.7%	-11.4%	-17.6%	-3.0%		-24.8%
DEPREC. & AMORT. ($M)	187	191	191	198		218	189	175	231		265
CAPITAL INVESTMENTS ($M)	56	85	58	58		55	72	62	60		135
SPARES INVESTMENTS ($M)	12	30	26	22		19	7	30	15		85
NUMBER OF EMPLOYEES	32,449	31,855	31,999	31,117		36,014	35,802	35,386	34,962		36,068
REV. PER EMP. (12 mo.)($K)	347.5	352.5	350.2	355.8		311.6	312.7	312.5	319.9		317.0
GM PER EMP. (12mo.)($K)	140.9	143.2	143.2	147.5		134.0	133.3	129.9	129.2		137.0
OP EXP AS % OF REV (12mo.)	50.1%	49.3%	46.9%	44.7%		67.6%	45.7%	48.6%	51.0%		67.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(7.7)	(3.3)	20.30	(4.0)		(100.1)	(40.4)	(62.5)	(11.1)		(95.1)

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS	FY 2005					FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	Q3*	Q4****	FY05*	Q1	Q2	Q3	Q4	FY04	Q4	FY03
GAAP net income (loss)	(147)	18	(3)	121	(11)	(286)	(125)	(760)	783	(388)	(1,039)	(3,429)
In-process research and development	0	0	0	0	0	1	0	0	69	70	0	4
Restructuring charges	108	24	44	84	260	1	(10)	203	150	344	(6)	371
Loss (gain) on equity investments, net	4	(9)	(2)	1	(6)	25	36	(3)	6	64	26	84
Impairment expense	0	0	0	0	0	0	0	0	49	49	0	2,125
Settlement income	0	0	(54)	0	(54)	0	0	0	(1,597)	(1,597)	0	0
Settlement of litigation**	55	0	0	0	55	0	0	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	(34)	0	(34)	0	0	300	0	300	1,051	1,051
Related tax effects	(7)	(6)	(7)	(6)	(26)	0	0	0	367	367	(8)	(239)

Net income (loss) excluding special items	13	27	(56)	200	184	(259)	(99)	(260)	(173)	(791)	24	(33)
Growth vs. prior year (%)	105.0%	127.3%	78.5%	215.6%	123.3%	-232.1%	-1090.0%	-2463.6%	-820.8%	-2297.0%	-65.2%	84.1%
EPS (Diluted) excluding special items ***	0.00	0.01	(0.02)	0.06	0.05	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)	0.01	(0.01)
Growth vs. prior year (%)	100.0%	133.3%	75.0%	220.0%	120.8%	-300.0%	N/A	N/A	-600.0%	-2300.0%	-50.0%	83.3%

SHARES (CSE)(Diluted)	3,343	3,400	3,376	3,410	3,392	3,235	3,262	3,286	3,327	3,277	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,383	3,410	3,410	3,240	3,280	3,293	3,336	3,336	3,236	3,236

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $249 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	For the year ended June 30, 2005, and the quarters ended September 26, 2004, and June 30, 2004 and 2003, Sun used 3,392, 3,356, 3,327, and 3,251 shares, respectively, to calculate the “EPS (Diluted) excluding special items”. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” was the same.
****	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $249 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.